DERIVED 11/30/2005

$22,800,000

Classes M-4 and M-8

Mezzanine Certificates Offered

(Approximate)

$7,600,000

Class B-1

Subordinate Certificate Offered

(Approximate)

$781,600,100

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2006-1

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston. Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the certificate. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

HEAT 2006-1
CLASS M-8
Triggers Functional
To Maturity
12 Mos Lag
100% PPC
Priced at Par

Table 1 - Class M-8

40% Severity
Yield	5.4%	7.3%	9.2%
Discount Margin	243	234	230
Wtd Ave Life	11.0	11.0	5.8
Total Coll Losses to Maturity	9.0%	9.0%	6.4%
DM-Break CDR	9.8%	9.8%	6.6%
Loss on M-8	99,756	242,110	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	10.5	10.6	10.6
Total Coll Losses to Maturity	8.9%	8.9%	8.7%
B/E CDR	9.7%	9.7%	9.4%
Loss on M-8	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

50% Severity
Yield	5.3%	7.4%	9.2%
Discount Margin	233	244	227
Wtd Ave Life	11.5	11.4	6.0
Total Coll Losses to Maturity	9.2%	9.2%	6.6%
DM-Break CDR	7.8%	7.7%	5.3%
Loss on M-8	291,815	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	11.0	11.4	11.1
Total Coll Losses to Maturity	9.1%	9.2%	8.8%
B/E CDR	7.7%	7.7%	7.4%
Loss on M-8	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

60% Severity
Yield	5.5%	7.3%	9.2%
Discount Margin	248	230	229
Wtd Ave Life	11.4	11.8	6.0
Total Coll Losses to Maturity	9.3%	9.3%	6.7%
DM-Break CDR	6.4%	6.4%	4.4%
Loss on M-8	-	357,234	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	11.4	11.2	11.5
Total Coll Losses to Maturity	9.3%	9.2%	9.0%
B/E CDR	6.4%	6.3%	6.1%
Loss on M-8	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

HEAT 2006-1
CLASS M-8
Triggers Functional
To Maturity	60
12 Mos Lag
100% PPC
Priced at Par

Table 1 - Class M-8

40% Severity
Yield	5.4%	7.4%	9.2%
Discount Margin	244	240	229
Wtd Ave Life	11.3	11.3	4.8
Total Coll Losses to Maturity	7.9%	7.7%	5.5%
DM-Break CDR	8.4%	8.2%	5.6%
Loss on M-8	102,973	123,167	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	10.8	10.8	11.2
Total Coll Losses to Maturity	7.8%	7.6%	7.4%
B/E CDR	8.3%	8.1%	7.8%
Loss on M-8	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

50% Severity
Yield	5.5%	7.4%	9.2%
Discount Margin	248	237	228
Wtd Ave Life	11.3	11.7	5.0
Total Coll Losses to Maturity	8.2%	8.1%	5.8%
DM-Break CDR	6.8%	6.7%	4.6%
Loss on M-8	-	191,645	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	11.3	11.1	11.2
Total Coll Losses to Maturity	8.2%	8.0%	7.7%
B/E CDR	6.8%	6.6%	6.3%
Loss on M-8	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

60% Severity
Yield	5.4%	7.4%	9.2%
Discount Margin	244	244	228
Wtd Ave Life	12.0	11.5	5.2
Total Coll Losses to Maturity	8.5%	8.3%	6.0%
DM-Break CDR	5.8%	5.6%	3.9%
Loss on M-8	109,084	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	11.2	11.5	11.3
Total Coll Losses to Maturity	8.4%	8.3%	7.9%
B/E CDR	5.7%	5.6%	5.3%
Loss on M-8	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

HEAT 2006-1
CLASS M-8
Triggers Functional
To Maturity	0
12 Mos Lag
50% Severity
Priced at Par

Table 1 - Class M-8

200% PPC
Yield	5.2%	7.2%	NA
Discount Margin	236	236	NA
Wtd Ave Life	4.1	4.7	NA
Total Coll Losses to Maturity	0.9%	5.5%	NA
DM-Break CDR	1.5%	9.4%	NA
Loss on M-8	-	-	NA
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	4.9	4.7	4.6
Total Coll Losses to Maturity	5.0%	5.5%	6.6%
B/E CDR	8.5%	9.4%	11.5%
Loss on M-8	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

100% PPC
Yield	5.3%	7.4%	9.2%
Discount Margin	233	244	227
Wtd Ave Life	11.5	11.4	6.0
Total Coll Losses to Maturity	9.2%	9.2%	6.6%
DM-Break CDR	7.8%	7.7%	5.3%
Loss on M-8	291,815	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	11.0	11.4	11.1
Total Coll Losses to Maturity	9.1%	9.2%	8.8%
B/E CDR	7.7%	7.7%	7.4%
Loss on M-8	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

50% PPC
Yield	5.5%	7.5%	9.4%
Discount Margin	245	240	234
Wtd Ave Life	18.7	18.7	13.2
Total Coll Losses to Maturity	15.9%	15.3%	12.2%
DM-Break CDR	8.1%	7.6%	5.6%
Loss on M-8	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	18.7	18.7	18.8
Total Coll Losses to Maturity	15.9%	15.3%	14.1%
B/E CDR	8.1%	7.6%	6.8%
Loss on M-8	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

HEAT 2006-1
CLASS M-8
Triggers Functional
To Maturity	0
12 Mos Lag
50% Severity
Priced at Par

Table 1 - Class M-8

200% PPC
Yield	5.2%	7.2%	NA
Discount Margin	234	236	NA
Wtd Ave Life	4.1	4.7	NA
Total Coll Losses to Maturity	0.8%	5.0%	NA
DM-Break CDR	1.4%	8.5%	NA
Loss on M-8	-	-	NA
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	4.8	4.7	4.8
Total Coll Losses to Maturity	4.5%	5.0%	6.1%
B/E CDR	7.7%	8.5%	FALSE
Loss on M-8	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

100% PPC
Yield	5.5%	7.4%	9.2%
Discount Margin	248	237	228
Wtd Ave Life	11.3	11.7	5.0
Total Coll Losses to Maturity	8.2%	8.1%	5.8%
DM-Break CDR	6.8%	6.7%	4.6%
Loss on M-8	-	191,645	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	11.3	11.1	11.2
Total Coll Losses to Maturity	8.2%	8.0%	7.7%
B/E CDR	6.8%	6.6%	6.3%
Loss on M-8	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

50% PPC
Yield	5.4%	7.5%	9.4%
Discount Margin	226	236	233
Wtd Ave Life	19.6	20.0	13.5
Total Coll Losses to Maturity	14.5%	13.6%	10.5%
DM-Break CDR	7.1%	6.5%	4.7%
Loss on M-8	701,533	277,528	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	18.6	18.8	20.1
Total Coll Losses to Maturity	14.3%	13.4%	12.3%
B/E CDR	7.0%	6.4%	5.7%
Loss on M-8	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps